UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 4, 2024

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common stock, par value $.01 per share	FTV	New York Stock Exchange
3.700% Notes due 2026	FTV26A	New York Stock Exchange
3.700% Notes due 2029	FTV29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 4, 2024, the Company’s shareholders voted on the following five proposals:

Proposal 1: To elect the nine director nominees named in the Proxy Statement, each for a one-year term expiring at the 2025 annual meeting and until his or her respective successor is duly elected and qualified. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes
Eric Branderiz	285,843,045	25,918,202	286,490	12,488,170
Daniel L. Comas	306,451,699	5,314,727	281,311	12,488,170
Sharmistha Dubey	280,714,092	31,048,850	284,795	12,488,170
Rejji P. Hayes	287,539,834	24,220,144	287,759	12,488,170
Wright L. Lassiter III	283,348,343	28,412,605	286,789	12,488,170
James A. Lico	287,639,452	24,123,649	284,636	12,488,170
Kate D. Mitchell	267,844,415	43,919,619	283,703	12,488,170
Jeannine Sargent	283,039,025	28,717,436	291,276	12,488,170
Alan G. Spoon	257,282,813	54,359,273	405,651	12,488,170

Proposal 2: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the shareholders as follows:

For	287,274,473
Against	23,800,348
Abstain	972,916
Broker Non-Votes	12,488,170

Proposal 3: To approve amendments to the Company’s Restated Certification of Incorporation to include an officer exculpation provision. The proposal was approved by a vote of the shareholders as follows:

For	278,789,109
Against	32,330,816
Abstain	927,812
Broker Non-Votes	12,488,170

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of the shareholders as follows:

For	312,843,140
Against	11,373,499
Abstain	319,268

Proposal 5: To consider and act upon a shareholder proposal to approve an amendment to the Company’s Bylaws to require shareholder approval of director compensation. The proposal was rejected by a vote of the shareholders as follows:

For	5,454,519
Against	304,984,147
Abstain	1,609,071
Broker Non-Votes	12,488,170

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President, Associate General Counsel and Secretary

Date: June 7, 2024